POWER OF ATTORNEY

        I, the undersigned trustee or officer of the investment companies listed on Annex A for which Pioneer Investment Management, Inc. or one of its affiliates acts as investment adviser (each, a "Trust" and collectively, the "Trusts"), hereby constitute and appoint Dorothy E. Bourassa, John F. Cogan, Jr. and Daniel K. Kingsbury, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-1A, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by each Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, including any amendments to establish a new series of a Trust, and any other filings with the Securities and Exchange Commission on behalf of each Trust.

        IN WITNESS WHEREOF, I have hereunder set my hand as of this 1st day of March, 2008.






/s/ Mark E. Bradley
Mark E. Bradley

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                               POWER OF ATTORNEY
                                    ANNEX A

Pioneer Bond Fund*                              Pioneer Series Trust III:
Pioneer Diversified High Income Trust           Pioneer Cullen Value Fund
Pioneer Emerging Markets Fund                   Pioneer Series Trust IV: *
Pioneer Equity Income Fund                      Pioneer Classic Balanced Fund
Pioneer Equity Opportunity Fund                 Pioneer Government Income Fund
Pioneer Europe Select Equity Fund               Pioneer Institutional Money
                                                Market Fund
Pioneer Floating Rate Trust                     Pioneer International Core
                                                Equity Fund
Pioneer Fund *                                  Pioneer Treasury Reserves Fund
Pioneer Fundamental Growth Fund                 Pioneer Series Trust V:
Pioneer Global High Yield Fund                  Pioneer Global Select
                                                Equity Fund
Pioneer Growth Shares                           Pioneer High Income
                                                Municipal Fund
Pioneer High Income Trust                       Pioneer Oak Ridge All Cap
                                                Growth Fund
Pioneer High Yield Fund                         Pioneer Select Research
                                                Growth Fund
Pioneer Ibbotson Allocation Series: *           Pioneer Select Research
                                                Value Fund
Pioneer Ibbotson Aggressive Allocation Fund     Pioneer Series Trust VI:
Pioneer Ibbotson Conservative Allocation Fund   Pioneer Floating Rate Fund
Pioneer Ibbotson Growth Allocation Fund         Pioneer Short Term Income Fund *
Pioneer Ibbotson Moderate Allocation Fund       Pioneer Small Cap Value Fund
Pioneer Independence Fund                       Pioneer Strategic Income Fund
Pioneer Interest Shares                         Pioneer Tax Advantaged
                                                Balanced Trust
Pioneer International Equity Fund               Pioneer Tax Free Income Fund *
Pioneer International Value Fund                Pioneer Value Fund *
Pioneer Mid Cap Growth Fund                     Pioneer Variable Contracts
                                                Trust: *
Pioneer Mid Cap Value Fund *                    Pioneer America Income VCT
                                                Portfolio
Pioneer Money Market Trust: *                   Pioneer Bond VCT
                                                Portfolio
Pioneer Cash Reserves Fund                      Pioneer Core Bond VCT Portfolio
Pioneer Municipal High Income Trust             Pioneer Cullen Value VCT
                                                Portfolio
Pioneer Municipal High Income                   Pioneer Emerging Markets
Advantage Trust                                 VCT Portfolio
Pioneer Protected Principal Trust:              Pioneer Equity Income VCT
                                                Portfolio
Pioneer Protected Principal Plus Fund           Pioneer Equity Opportunity VCT
                                                Portfolio
Pioneer Protected Principal Plus Fund II        Pioneer Fund VCT Portfolio
Pioneer Real Estate Shares                      Pioneer Global High Yield VCT
                                                Portfolio
Pioneer Research Fund                           Pioneer Growth Opportunities VCT
                                                Portfolio
Pioneer Select Equity Fund                      Pioneer Growth Shares VCT
                                                Portfolio
Pioneer Select Value Fund                       Pioneer High Yield VCT Portfolio
Pioneer Series Trust I: *                       Pioneer Ibbotson Aggressive
                                                Allocation VCT Portfolio
Pioneer Oak Ridge Large Cap Growth Fund         Pioneer Ibbotson Growth
                                                Allocation VCT Portfolio
Pioneer Oak Ridge Small Cap Growth Fund         Pioneer Ibbotson Moderate
                                                Allocation VCT Portfolio
Pioneer Series Trust II: *                      Pioneer International Value VCT
                                                Portfolio
Pioneer AmPac Growth Fund                       Pioneer Mid Cap Value VCT
                                                Portfolio
Pioneer AMT-Free CA Municipal Fund              Pioneer Money Market VCT
                                                Portfolio
Pioneer AMT-Free Municipal Fund                 Pioneer Oak Ridge Large Cap
                                                Growth VCT Portfolio
Pioneer Growth Leaders Fund                     Pioneer Real Estate Shares VCT
                                                Portfolio
Pioneer Growth Opportunities Fund               Pioneer Small and Mid Cap
                                                Growth VCT Portfolio
Pioneer Small and Mid Cap Growth Fund           Pioneer Small Cap Value VCT
                                                Portfolio
Pioneer Strategic Growth Fund                   Pioneer Strategic Income VCT
                                                Portfolio
Pioneer Tax Free Money Market Fund              Pioneer Value VCT Portfolio

* Mr. Kingbury and Mr. West are not Trustees of this Trust.